UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2007

Genesis HealthCare Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania 000-50351 20-0023783
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA 19348
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 444-6350

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):
¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
þ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

                  On January 15, 2007, Genesis HealthCare Corporation, a Pennsylvania corporation (“Genesis” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended and supplemented from time to time, the “Merger Agreement”) with FC-GEN Acquisition, Inc., a Delaware corporation (“FC-GEN”). FC-GEN is a joint venture between FC Investors IX, LLC, an affiliate of Formation Capital LLC, and JER Partners Acquisitions IV, LLC, an affiliate of JER Partners, which is a division of the J.E. Robert Companies. Under the terms of the Merger Agreement, a wholly owned Pennsylvania subsidiary of FC-GEN (“Merger Sub”) will become a constituent party to the Agreement as promptly as practicable. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Genesis, with Genesis continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of FC-GEN (the “Merger”).

The Merger Agreement

                  Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, (i) each outstanding share of common stock of Genesis, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time, other than any shares owned by FC-GEN, Merger Sub, the Company or their respective wholly owned subsidiaries, and each outstanding Genesis restricted share, will be cancelled and converted into the right to receive $63.00 in cash, without interest; and (ii) each outstanding option on a share of common stock of Genesis will be cancelled and converted into the right to receive an amount in cash equal to the amount, if any, by which $63.00 exceeds the exercise price of the option on each such share.

                  Genesis and FC-GEN have made certain representations and warranties in the Merger Agreement and agreed to certain covenants, including, among others, covenants by Genesis (i) to use its reasonable best efforts to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain types of transactions during such period, (iii) to cause a shareholder meeting to be held by Genesis to consider approval of the Merger and the transactions contemplated by the Merger Agreement, (iv) that, subject to certain exceptions, the Genesis board of directors will recommend adoption by Genesis shareholders of the Merger Agreement and (v) prohibiting Genesis from soliciting, or providing information or entering into discussions concerning, proposals relating to alternative business combination transactions, except in limited circumstances specified in the Merger Agreement.

                  Consummation of the Merger is subject to certain conditions, including adoption of the Merger Agreement by Genesis’ shareholders, receipt of regulatory approvals and the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The parties currently expect the transaction to be consummated in four to eight months.

                  The Merger Agreement contains certain termination rights for both Genesis and FC-GEN and provides that, if the Merger Agreement is terminated under specified circumstances, Genesis may be required to pay FC-GEN a termination fee of $50 million and, under other specified circumstances, FC-GEN may be required to pay Genesis a termination fee of $50 million.

                  FC-GEN has obtained an equity commitment from JER Partners Acquisitions IV, LLC and FC Investors XI, LLC, as well as an equity commitment from CapitalSource Finance, LLC. FC-GEN has also obtained debt financing commitments from General Electric Capital Corporation and CapitalSource Finance, LLC. Consummation of the Merger is not subject to a financing condition. In addition, JER Partners Acquisitions IV, LLC has provided a written guarantee in connection with FC-GEN’s and Merger Sub’s obligations under the Merger Agreement.

                  The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Genesis. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Genesis in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Genesis and FC-GEN, rather than establishing matters as fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Genesis or FC-GEN.

FORWARD-LOOKING STATEMENTS

                  A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the expected timetable for completing the transaction. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the approval of the proposed merger by regulatory agencies, approval of the merger by the shareholders of the Company, satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement and the risks that have been described from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K for the fiscal year ended September 30, 2006. This document speaks only as of its date, and each of the Company, JER Partners and Formation Capital LLC disclaims any duty to update the information herein.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

           In connection with the proposed merger and required shareholder approval, Genesis will file a proxy statement with the SEC. Investors are urged to read the proxy statement when it becomes available because it will contain important information about the proposed merger. Investors may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by Genesis with the SEC at the SEC website at http://www.sec.gov. The proxy statement (when it becomes available) and other documents filed with the SEC also may be obtained for free from Genesis by directing such request to Genesis Healthcare Corporation, Investor Relations, 101 East State Street, Kennett Square, PA 19348; telephone: 610-925-2000.

           Genesis and its directors, executive officers and certain other members of management and employees may be deemed participants in the solicitation of proxies from Genesis shareholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from Genesis shareholders is set forth in Genesis’ proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement for Genesis’ 2007 Annual Meeting of Shareholders and the proxy statement relating to the merger when these are filed with the SEC. Investors should read these documents carefully before making any voting or investment decisions.

Item 3.03.  Material Modification to Rights of Security Holders.

                     In connection with the Merger Agreement, Genesis amended the Rights Agreement, dated as of November 18, 2003, between Genesis and StockTrans, Inc., which governs Genesis’ preferred share purchase rights. The Amendment provides that (i) no Distribution Date (as defined in the Rights Agreement) will occur as a result of the execution of the Merger Agreement, (ii) neither FC-GEN nor any of its affiliates will become an Acquiring Person (as defined in the Rights Agreement) as a result of the execution of the Merger Agreement and (iii) the Rights will expire immediately prior to the completion of the Merger.

                  The foregoing description is qualified in its entirety by reference to the Rights Agreement, as amended, and the First Amendment, which are filed as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

                  (d) Exhibits.

                  See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer

Date: January 18, 2007

INDEX OF EXHIBITS

Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of January 15, 2007, by and among
FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation.*

4.1	Rights Agreement, dated as of November 18, 2003, between Genesis HealthCare
Corporation and StockTrans, Inc. as Rights Agent (incorporated by reference to
Exhibit 4.1 to the Company’s Registration Statement on Form 8-A12G filed on No-
vember 18, 2003).

4.2	Amendment No. 1 to Rights Agreement, dated as of January 15, 2007, by and be-
tween Genesis HealthCare Corporation and StockTrans, Inc., as Rights Agent (in-
corporated by reference to Exhibit 4.2 of the Company’s Registration Statement on
Form 8-A12G/A filed on January 18, 2007).

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.